T. ROWE PRICE BALANCED FUND, INC.
                   T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
                    T. ROWE PRICE CAPITAL APPRECIATION FUND
                  T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
             T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
                    T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
                        T. ROWE PRICE EQUITY INCOME FUND
                          T. ROWE EQUITY SERIES, INC.
              (on behalf of T. Rowe Price Equity Income Portfolio
                     T. Rowe Price Mid-Cap Growth Portfolio
                   T. Rowe Price New America Growth Portfolio
              T. Rowe Price Personal Strategy Balanced Portfolio)
                  T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
                    T. ROWE PRICE GROWTH & INCOME FUND, INC.
                     T. ROWE PRICE GROWTH STOCK FUND, INC.
                    T. ROWE PRICE HEALTH SCIENCES FUND, INC.
                        T. ROWE PRICE INDEX TRUST, INC.
               (on behalf of T. Rowe Price Equity Index 500 Fund
                T. Rowe Price Extended Equity Market Index Fund
                 T. Rowe Price Total Equity Market Index Fund)
              T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
                    T. ROWE PRICE MID-CAP GROWTH FUND, INC.
                     T. ROWE PRICE MID-CAP VALUE FUND, INC.
                     T. ROWE PRICE NEW AMERICA GROWTH FUND\
                        T. ROWE PRICE NEW ERA FUND, INC.
                     T. ROWE PRICE NEW HORIZONS FUND, INC.
                  T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          (on behalf of T. Rowe Price Personal Strategy Balanced Fund
                  T. Rowe Price Personal Strategy Growth Fund
                  T. Rowe Price Personal Strategy Income Fund)
                      T. ROWE PRICE REAL ESTATE FUND, INC.
                 T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
                    T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
                    T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
                    T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
            (on behalf of T. Rowe Price Tax-Efficient Balanced Fund
                    T. Rowe Price Tax-Efficient Growth Fund)
                         T. ROWE PRICE VALUE FUND, INC.
                                      and
                        INSTITUTIONAL EQUITY FUNDS, INC.
                   (on behalf of Mid-Cap Equity Growth Fund)

                               POWER OF ATTORNEY

     RESOLVED, that the Corporations/Trusts (collectively the "Corporations/Trusts" and individually the "Corporation/Trust") and each of its directors/trustees do hereby constitute and authorize, James S. Riepe, Joel H. Goldberg, and Henry H. Hopkins, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the Corporation/Trust, and the registration of the Corporation/Trust under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/trustee or officer to any amendment or supplement (including Post-Effective Amendments) to the Registration Statement on Form N-1A of the Corporation/Trust filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Registration Statement on Form N-1A of the Corporation/Trust under the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.



ALL CORPORATIONS/TRUSTS

/s/Carmen F. Deyesu
____________________________        Treasurer (Principal Financial Officer)
April 22, 1998
Carmen F. Deyesu

/s/Donald W. Dick, Jr.
____________________________        Director/Trustee April 22, 1998
Donald W. Dick, Jr.

/s/David K. Fagin
____________________________        Director/Trustee April 22, 1998
David K. Fagin

/s/Hanne M. Merriman
____________________________        Director/Trustee April 22, 1998
Hanne M. Merriman

/s/Hubert D. Vos
____________________________        Director/Trustee April 22, 1998
Hubert D. Vos

/s/Paul M. Wythes
____________________________        Director/Trustee April 22, 1998
Paul M. Wythes

                             (Signatures Continued)
      JAMES S. RIEPE, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

INSTITUTIONAL EQUITY FUNDS, INC.





                     JAMES S. RIEPE, President and Director


T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.





              JAMES S. RIEPE, Vice President and Director/Trustee


T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE VALUE FUND, INC.




/s/James S. Riepe
____________________________                      April 22, 1998
James S. Riepe

                             (Signatures Continued)

                     M. DAVID TESTA, Chairman of the Board

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.





                        M. DAVID TESTA, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.





                     M. DAVID TESTA, President and Director


T. ROWE PRICE EQUITY SERIES, INC.

INSTITUTIONAL EQUITY FUNDS, INC.





                  M. DAVID TESTA, Vice President and Director


T. ROWE PRICE BALANCED FUND, INC.


/s/M. David Testa
____________________________                      April 22, 1998
M. David Testa







                             (Signatures Continued)

                      JAMES A.C. KENNEDY, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.

INSTITUTIONAL EQUITY FUNDS, INC.





                JAMES A.C. KENNEDY, Vice President and Director

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.




/s/James A.C. Kennedy
____________________________                      April 22, 1998
James A.C. Kennedy
























                             (Signatures Continued)

                  JOHN H. LAPORTE, JR., Chairman of the Board

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.





                         JOHN H. LAPORTE, JR., Director

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.





              JOHN H. LAPORTE, JR., President and Director/Trustee

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW HORIZONS FUND, INC.





          JOHN H. LAPORTE, JR., Executive Vice President and Director

T. ROWE PRICE EQUITY SERIES, INC.





               JOHN H. LAPORTE, JR., Vice President and Director


T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.




/s/John H. LaPorte, Jr.
____________________________                      April 22, 1998
John H. LaPorte, Jr.



















                             (Signatures Continued)

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.



/s/Larry J. Puglia
____________________________        President     April 22, 1998
Larry J. Puglia


T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.



/s/Richard T. Whitney
____________________________        President     April 22, 1998
Richard T. Whitney


T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.



/s/William J. Stromberg
____________________________        President     April 22, 1998
William J. Stromberg


T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE VALUE FUND, INC.



/s/Brian C. Rogers
____________________________        President     April 22, 1998
Brian C. Rogers


T. ROWE PRICE MID-CAP VALUE FUND, INC.



/s/Gregory A. McCrickard
____________________________        President     April 22, 1998
Gregory A. McCrickard


T. ROWE PRICE NEW ERA FUND, INC.



/s/Charles M. Ober
____________________________        President     April 22, 1998
Charles M. Ober










                             (Signatures Continued)

T. ROWE PRICE REAL ESTATE FUND, INC.



/s/David M. Lee
____________________________        President     April 22, 1998
David M. Lee

ATTEST:



/s/Patricia S. Lippert
____________________________
Patricia S. Lippert, Secretary